Rule 497(e)
                                                              File No. 002-75503

                             MAXIM SERIES FUND, INC.
                                SUPPLEMENT TO THE
                          PROSPECTUS DATED MAY 1, 2001

The description of Founders Asset Management, LLC on page -- is hereby amended to state that John B. Jares has been appointed the portfolio manager of the Maxim Founders Growth & Income Portfolio. Therefore, the second paragraph under the heading "Founders Asset Management LLC" is deleted and replaced with the following:

John B. Jares, Chartered Financial Analyst and Vice President, Investments of Founders is the portfolio manager for the Maxim Founders Growth & Income Portfolio. Mr. Jares is also the portfolio manager of the Dreyfus Founders Growth & Income Fund, Founders Growth Fund, Founders Balanced Fund and Founders Focus Fund and assists in managing the domestic portion of the Founders Worldwide Growth Fund. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.